Welcome to CEVA 2019 Investor and Analyst Day

Richard Kingston



Legal Notice

- **Forward Looking Statement**

This presentation contains forward-looking statements and projections about our strategy, market opportunity, customer base, product penetration and market share, stockholder returns, and our future performance and achievements, financial and otherwise. These statements and projections reflect management's current expectations, estimates and assumptions based on the information currently available to us and are not guarantees of future performance. Such statements involve risks and uncertainties, as well as assumptions that if they materialize or prove incorrect, could cause the results of CEVA to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements may be identified by words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "project," "could," "should," "would," "continue," "seek," "target," "guidance," "outlook," "optimistic," "forecast" and other similar words. Forward looking statements include statements about CEVA being strategically positioned to exploit various market segments and usage models, as well as projections relating to future royalty and licensing revenues and various 2022 financial targets. Actual results may differ materially from our statements or projections for a variety of reasons, including the ability of the CEVA DSP cores and other technologies to continue to be strong growth drivers for us; our success in penetrating new markets and maintaining our market position in existing markets; our ability to diversify our revenue streams, the ability of products incorporating our technologies to achieve market acceptance, the speed and extent of the expansion of the 4G, 5G and LTE networks, the maturation of the IoT market, the effect of intense industry competition and consolidation, global chip market trends, our ability to timely and successfully develop and introduce new technologies; and general market conditions and other risks relating to our business, including the factors described under the section titled "Risk Factors" in our most recent filings on Form 10-K and Form 10-Q available at www.sec.gov. The forward-looking statements made in this presentation are being made as of the time and date of the live presentation. If this presentation is reviewed after the time and date of the live presentation, even if subsequently made available by us, on our website or otherwise, this presentation may not contain current or accurate information. Except as required by law, we disclaim any obligation to update or revise any forward-looking statement based on new information, future events or otherwise.

- **No Offer or Solicitation**

This presentation shall not constitute an offer of any securities for sale, nor shall there be any offer, sale or distribution of securities in any jurisdiction in which such offer, sale or distribution would be unlawful prior to appropriate registration or qualification under the securities law of such jurisdiction.

10 Billion

CEVA-powered devices shipped worldwide

Recent News

New Customers		New Products	New Bristol, U.K. R&D Center
NORDIC SEMICONDUCTOR	sonova HEAR THE WORLD	WhisPro™	
Atmosic™ Forever Connected, Anywhere.	BES 恒 玄 科 技	CEVA BX	
OPTEK	INPLAY TECHNOLOGIES		

Agenda - Morning

10:00am - 10:30am	CEVA Introduction	Gideon Wertheizer, CEO
10:30am - 11:10am	Cellular	Emmanuel Gresset, Director, Business Development, Wireless BU Michael Boukaya, Vice President and GM, Wireless BU
11:10am - 11:50pm	Computer Vision, AI & Automotive	Jeff VanWashenova, Director, Automotive Segment Marketing Ilan Yona, Vice President and GM, Vision BU
11:50am - 12:00pm	Morning Sessions Q&A	
12:00pm - 12:30pm	Lunch	

Agenda - Afternoon

12:30pm - 12:55pm	Connectivity	Franz Dugand, Director, Sales and Marketing, Connectivity BU Aviv Malinovitch, Vice President and GM, Connectivity BU
12:55pm - 1:20pm	Sound	Moshe Sheier, Vice President, Marketing
1:20pm - 1:30pm	Afternoon Sessions Q&A	
1:30pm - 2:00pm	China Insight	Issachar Ohana, EVP Worldwide Sales
2:00pm - 2:20pm	Growth Strategy Implications & Financial Targets	Yaniv Arieli, CFO
2:20pm - 2:30pm	Wrap Up	

Today's Presenters







Gideon Wertheizer

CEO

Yaniv Arieli

CFO

Issachar Ohana

EVP, Worldwide Sales

Today's Presenters



Michael Boukaya

VP and GM, Wireless Business Unit



Aviv Malinovitch

VP and GM, Connectivity Business Unit



Ilan Yona

VP and GM, Vision Business Unit



Moshe Sheier

VP, Marketing & Sound Business Unit

Today's Presenters



Emmanuel Gresset

Director, Business Development, Wireless Business Unit



Jeff VanWashenova

Director, Automotive Segment Marketing



Franz Dugand

Director, Sales & Marketing, Connectivity Business Unit

CEVA

Signal Processing and AI Platforms for a Smarter, Connected World

Gideon Wertheizer



CEVA at a Glance

We innovate and license technologies that process and connect data from sensors for the Internet of Things

- Our core competencies & technologies are scarce, highly-sought after and address diverse markets
  - Cellular modems, wireless local area network protocols, AI hardware & software, computer vision, speech recognition

Everything Cellular

Smart Sensing

Short Range Connectivity

Everything Cellular

From IoT through Infrastructure

Smartphones / Mobile broadband

- ~30 years experience in handset modem design
- Comprehensive 5G platform, appeals to incumbents and new markets (e.g. automotive, industrial, fixed wireless)

Base Stations RAN

- Industry's most advanced SDR DSPs
- Growing adoption by tier-1 OEMs for 5G

IoT

- Highly integrated NB-IoT solutions, enabling new entrants with no cellular background


5G

3.3bn LTE subs in '18 growing to 5.4bn by '24
4.1bn cellular IoT subscribers by 2024

Source: Ericsson Mobility Report

Smart Sensing

Making cameras and microphones intelligent

AI

- Optimal integration of hardware and software
- Lead customers in camera, drones, surveillance

Camera – Computer/Machine Vision

- First to introduce vision DSP and software algorithms
- Strong foothold in consumer and IoT

Microphone – Voice UI

- DSP Processor, comprehensive algorithms & software for speech recognition



1.6bn sound/AI and 1.4bn vision/AI devices shipping in 2023

Source: Yole HW/SW AI report 2018

Short Range Connectivity

Bringing leading edge IP to the masses

Wi-Fi

- The only viable and credible IP provider
- Range of architectures SDM, HDM
- Solutions for client devices and AP

Bluetooth

- Large market share, premier customer base
- Standard body (SIG) contributor
- Strong competitive edge in audio over Bluetooth



5.3bn Bluetooth and 4bn Wi-Fi devices shipping in 2023

Source: ABI Research, Bluetooth SIG

CEVA's IP Strategy Streamlines the Development of Emerging IoT SoCs

- Cuts time to market and R&D expenses
- CEVA's excellence is complimentary to customer excellence
- CEVA's "value add" is growing through broader technology offering and vertical integration



Customer RF IP
Mems Microphones, A/D, D/A
ISP / Camera Sensor
Customer IP Differentiators
Voice Enhancements
Computer Vision
Digital Wireless (Cellular, Bluetooth, Wi-Fi)
AI Processor
CPU

■ CEVA IP

Business Model Practices

Investment Phase	Licensing Phase	Royalty Phase
R&D 2-3 years	Product deployment ranging from 1-5 years	End products ship for up to 10+ years
Define architectures, develop core technologies in tandem with lead customers. R&D intensive process.	License and support customers to integrate IP into their SoC designs.	Long-tail royalty streams generated across multiple customers, products and markets
3-4 R&D projects concurrently at any time	40-50 licensing agreements per year	40+ royalty payers today, 60+ potential royalty payers in development

Diverse Business & Growing Markets

CEVA TAM grows ~70%, based on expansion into emerging, high-growth areas



~17bn unit TAM
~10bn unit TAM
Units, billions
18
16
14
12
10
8
6
4
2
0
2018
2022
Mobile Broadband
LTE/5G RAN
Cellular IoT
Computer Vision / AI
Sound / AI
Bluetooth
Wi-Fi

intel	SAMSUNG
NOKIA	UNISOC
ZTE	ON Semiconductor
NXP	SigmaStar
socionext	NOVATEK
NORDIC SEMICONDUCTOR	Rockchip
dialog	BEKEN
sonova	oticon PEOPLE FIRST

Exploiting both Short Tail and Long Tail Markets

Short Tail Markets

- Cellular modems, cameras, wearables, audio devices, Bluetooth devices, etc



- 1 to 2 year product life span
- Short design cycles, require vertically integrated IP
- Per use license model, repetitive upgrades

Long Tail Markets

- Base stations, automotive , surveillance cameras, Wi-Fi access points, etc



- Up to 10 year product life span
- Long design cycles require high performance IP
- High license fee

Summary - Our Growth Opportunities

1

Cellular

- Handset / user equipment – LTE expansion in emerging market & 5G upgrade cycle
- Base stations – Expand customer base
- New use cases – Automotive, fixed wireless
- Cellular-IoT- Capture newcomers to the space

2

Connectivity

- BLE - Gain share in the quickly growing BLE market (30% CAGR)
- BTDM – Become the indisputable leader as one-stop-shop for BT and audio
- Wi-Fi - Expand into smart speakers, smart TV and access points

3

Smart Devices

- AI processors - Almost all connected devices will need AI
- Computer vision - AR and 3D scanning
- Sound – Voice as a primary user interface

Thank You

CEVA®

www.ceva-dsp.com

CEVA®

Cellular

Michael Boukaya
Emmanuel Gresset


5G

5G Vastly Expands Services and Use Cases


Extreme Mobile Broadband
Buildings / Smart Home
Infrastructure Control
Wearables
Autonomous Vehicles
5G
Virtual Reality
Industrial / Robotics

Enhanced Mobile Broadband | Massive IoT | Mission Critical Services

Wireless Local Loop | FWA

A new underlying infrastructure needs to be built to enable 5G to become reality

Wireless Infrastructure | gNB & HetNet




CloudRAN
Macrocell
Smallcell / Femtocell

CEVA

Cellular Market Dynamics & Opportunities





Strong Growth of Mobile Broadband

8.6bn | **90%**

Total Subscriptions By 2022 | For Mobile Broadband

Mobile subscriptions by technology (billion)



10
9
8
7
6
5
4
3
2
1
0
8 billion
8.9 billion
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
5G
LTE
WCDMA/HSPA
GSM/EDGE-only
TD-SCDMA
CDMA-only
Other

Source: Ericsson Mobility Report, Nov 2018

Smartphone subscriptions by technology (billion)



8
7
6
5
4
3
2
1
0
Net additions
2.2 billion
7.2 billion
5.0 billion
+1,480
+1,450
-690
-20
-10
2018
2024
5G
LTE
WCDMA/HSPA
GSM/EDGE-only
Other

Source: Ericsson Mobility Report, Nov 2018

Cellular Modem Dynamics

2.7Bn
Cellular modems will ship in 2022

13%
of all cellular modems will support 5G in 2022

- 5G will drive cellular modem growth starting in 2019
  - 262% CAGR for 5G eMBB in 2019-22
- Strong LTE-A growth until 2021
  - 18% CAGR of LTE-A handset in 2018-21 to reach 1.15Bn units in 2021

Modem Shipment by Technology



Mu
3,000
2,500
2,000
1,500
1,000
500
0
2018
2019
2020
2021
2022
2023
2G
3G
LTE
5G

Source: Strategy Analytics, Baseband Forecast, Q4'18

5G CPEs – 1Bn Unit 5G Opportunity

126M 5G/LTE FWA subscriptions in 2022

900M households without fixed broadband in 2022

40% cheaper deployment than FTTH for similar performance



5G CPE Antenna
5G Radio
Smartphones
Laptops
Desktop
5G CPE
Direct NLOS path from Small Cell to household CPE



Fixed Wireless Access 5G/LTE
Subscribers (Millions)
140
120
100
80
60
40
20
0
2017
2018
2019
2020
2021
2022

1Bn unit SAM in 2022

Source: ABI Research, Ericsson Mobility Report

HetNet Architectures for 5G and LTE-A Networks



Micro Cells - FWA
Macrocells
Pico Cell clusters
Femtocells

Heterogeneous Radio Access Network

- Heterogeneous Networks (HetNet) combine
  - Macrocells to serve a large number of users with high mobility over 10km range
  - Small Cells to provide high outdoor data-rate over 500m range
  - Femtocells to provide very high indoor data-rate over 50m range

- FWA requires Small Cells to provide up to 1Gps over 28GHz mmWaves
- On Oct 1st, Verizon launched its 300Mbps 5G FWA in 4 US cities for $40/m

The Base Station Opportunity

13.5m
Legacy BTS to be upgraded to LTE-A and 5G

13m
New LTE-A and 5G BTS to be installed from '19 to '23

- Macro build out and upgrade
- Small Cell is crucial & will exceed Macro shipment by 2023 with 36% CAGR
- Indoor Femtocell reaches 8Mu by 2023
- Fixed Wireless Access to grow significantly

14% CAGR '18–'22



Installed Macro BTS & Small Cell
2G/3G
LTE/5G
Units, millions
30
25
20
15
10
5
0
2017
2018
2019
2020
2021
2022
2023



Macro & Small Cell Yearly Shipments
Macrocell
Smallcell
Units, millions
2.0
1.5
1.0
0.5
0.0
2018
2019
2020
2021
2022
2023

Source: ABI Research

Cellular IoT Connects Billions of Devices

LPWA networks are designed to connect wirelessly billions of IoT devices to the Cloud with the following requirements



10-year battery life
100K devices/cell
10K-1Mbps periodic burst
Cellular IoT
10Km coverage
Secure network
Low cost $5/module

Cellular IoT defined by 3GPP is leading the LPWA markets with two technologies

LTE Cat-M

3GPP

NB-IoT



eMTC Cat-M
Optimizing for the broadest range of IoT applications with VoLTE & mobility support

NB-IoT Cat-NB2
Providing extreme optimizations for low-throughput, delay-tolerant IoT use cases

CEVA

Cellular IoT Opportunity

2.8bn
Connections by 2022

29%
CAGR between '18 and '22



Massive IoT
Transport and Logistics
Fleet management
Goods tracking
Utilities
Smart metering
Smart grid management
Agriculture
Climate/agriculture monitoring
Livestock tracking
Smart Cities
Parking sensors
Smart bicycles
Waste management
Smart lighting
Environment
Flood monitoring/alerts
Environmental monitoring
Smart Buildings
Smoke detectors
Alarm systems
Home automation
Industrial
Process monitoring and control
Maintenance monitoring
Consumers Wearables
Kids/senior tracker
Medical monitoring

Cellular IoT Connections

Cellular IoT connections per region (billion)



India
South East Asia and Oceania
North East Asia
Western Europe
Central and Eastern Europe
Middle East and Africa
North America
Latin America
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0
2018
2019
2020
2021
2022
2023
2024

Source: Ericsson Mobility Report, Nov 2018

The Strategy


5G



The “Expert Source” for Wireless IP



7Bn Handsets Powered by CEVA

Successful track record from 2G to 5G


5G

Leading 5G Infrastructure Market

3 of top 5 OEMs licensed already



Enabling Cellular IoT

Targeting massive deployment for a broad range of Industries

CEVA Wireless Strategy

1. Move from DSP to 5G mobile platform solution, generating value-add and higher ASP

2. Expand leadership for all base station segments, resulting in long tail business, higher ASP and lucrative licensing model

3. Capitalize on unique competency to expand into mass market of cellular IoT and enabling new 5G use cases like automotive & industrial

Mobile Broadband





Mobile Broadband - Streamline the Path to 5G

Incumbent Players

- CEVA wireless IPs power billions of devices
- Co-ordination with existing customers on migration path to 5G
- Other incumbent players can take advantage of CEVA's broad portfolio and technology edge for 5G

OEM Internalization

- OEMs are looking to internalize modem technology
  - Better margin
  - Reduce risks of fragile ecosystem based on single source
  - Differentiate the solution
- Licensing IP is a natural choice to cut time-to-market and reducing the risks

The China Market

- China strongly pushes 5G national deployment and aiming to achieve 43% 5G subscriptions by 2024
- Government funds encourage development of 5G technology
- Trend to create local development with new players
- Licensing wireless IP is very attractive to reduce the entry barriers

A Sizable & Lucrative Opportunity for Non-Handset Devices

Wireless IP Lowers Entry Barriers to Address New Markets

- 5G technology brings key components to open new big markets for cellular technology
  - Automotive Cellular V2X
  - Fixed Wireless Access
  - Industrial Critical Control
- Newcomers are entering these markets but lack wireless expertise to productize
  a full solution
  - IP licensing is the best path in order to reduce risks and time-to-market



Challenges of 5G-NR Modem Design

Efficient modem design for 5G-NR is exponentially more complex than previous standards and calls for software-based architecture approach

1. High Performance & Power Optimized

- Multi-Gigabit capacity of up to 10 Gbps
- Wideband Carrier aggregation of up to 1GHz
- Ultra-Low latency more than 5X time shorter than LTE to support URLLC transmission

2. Multi-Mode Architecture

- 5G-NR modem requires unified platform for:
  - Sub-6GHz and mmWave
- LTE-A Evolution will still represent 70% of the overall shipment until 2023

3. Flexibility for Key 5G Functionality

- Massive MIMO algorithms
- Advanced beamforming techniques
- Complex link-adaptation schemes to sustain high-throughput

4. 5G Standard Evolution

- 3GPP Release 15 will be updated this year
- Release 16 standard for Phase 2 is not ready and will include many new features
- Hardwired-only approach is not upgradable!

Introducing the PentaG™ Platform

World's most advanced 5G NR IP platform for smartphones and broadband connected devices

PentaG™ by CEVA

- Industry's first 5G-NR Rel.15 IP platform, supporting up to 10Gbps - capable of meeting the extreme performance, low latency and strict power budget requirements of mobile devices
- Capitalizes on vast experience (over 20 years with more than 8bn devices) of developing DSP IP for baseband processing
- Most power & size efficient 5G IP platform – contains specialized scalar and vector DSP processors, co-processors, AI processor, accelerators, software and other essential IP blocks

8X Higher Performance*

50% Lower Power Consumption*

10 Gbps

*Versus CEVA-XC4500

PentaG™

A modular IP platform to address 5G use cases

- PentaG™ reduces the enormous complexity of designing 5G-NR devices reducing entry barrier for new comers
- PentaG™ allows OEMs to combine specific PentaG components with their own legacy technologies
  - IP components designed with standard interfaces to be smoothly integrated
  - Allows flexible licensing model
- PentaG™ modularity enables 5G new use-cases with comprehensive IP components

PentaG™ - From a DSP Core to a Full Modem Platform

PentaG eMBB Configuration



L2$
RF
5G Baseband Module
ITCM
5G AI Processor
DTCM
Vector Mac Unit Co-Processor
ITCM
CEVA-XC4500
I$
VDSP Core
DTCM
5G ISA Extension
CEVA-BX2 Cluster
I$
D$
CEVA-BX2
DTCM
S
M
M
S
I$
D$
CEVA-BX2
DTCM
Interconnect
RF Interface
FFT/DFT
Polar Decoder
Polar Encoder
LDPC Decoder
LDPC Encoder

PentaG C-V2X Configuration



RF
Baseband Module
Vector Mac Unit
PTCM
P$
CEVA-XC4500
VDSP Core
DTCM
5G and Wi-Fi Extension
I$
D$
CEVA-BX2
DTCM
L2
Interconnect
3GPP / Wi-Fi Digital Front End
Wi-Fi Bit Processing Unit
3GPP HWA
Turbo Encoder
LLR Coprocessor
Turbo Decoder

Base Station





Base Station Challenges

- Significant computational complexity
  - Massive MIMO
  - Much wider Bandwidth available (mmWave)
  - Higher throughput and reduced latencies
- Much higher bitrates
  - Larger Bandwidth, Modulation and MIMO dimensions combined with more efficient frame
  - Supporting multiple Gigabit/sec for each Carrier/Band
- Flexible platform is essential to support standardization and multi-mode with LTE-A

- Legacy ASIC platforms based on TI/FSCL and FPGA don't meet cost, performance and efficiency
- OEMs require state-of-art DSP solution to face new baseband requirements
  - Innovative solution to manage heavy data traffics
  - Strong foundation to scale from small-cell to macro-cell architectures

Base Station – the Path to Leadership

- Strategic investment from 2012 to design state-of-the-art vector processor for the infrastructure market from LTE to 5G-NR
- CEVA established a tight collaboration with 3 of the 5 Tier 1 OEMs in order to specialize the IP to address most complex eNB architectures
  - Results in the most sophisticated DSP architectures
  - Presents the competition with very high entry barriers
- CEVA is the only DSP IP vendor who launched four DSP generations for this market



CEVA is the undisputed #1 IP vendor for base station

CEVA - The DSP Partner for Cellular RAN

- CEVA's technology applies to all RAN architectures and trends
  - Macro cell, small cell, RRH, backhaul, mmWave
- CEVA technology in mass-production with XC323 and XC4500
- CEVA-XC12, the most advanced DSP for next generation of 5G NR RAN base stations and edge computing
  - 3 of top 5 OEMs adopted CEVA-XC12 DSP for 5G

Powering wireless infrastructure build-out for next decade

NOKIA ZTE


NOKIA
ReefShark



New Infrastructure Players

- Heterogenous nature of the 5G deployment opens the market to new small cell and femtocell companies
  - These companies need DSP technology designed for infrastructure
- New initiatives like the OpenRAN forum will disrupt the industry landscape
  - Enable an open ecosystem of complete solutions and solution components
  - Introduce newcomers that can specialize on baseband only with standard interfaces


5G

CEVA is the best positioned IP company to power newcomers

Cellular IoT





Cellular IoT Deployment


Bell
AT&T
verizon
AT&T
telenor
Telia
Telia
kpn
Telia
elisa
Telia
DNA
velcom
TURKCELL
Telefonica
TIM
TIM
Dialog
Singtel
kt
LG U+
KDDI
SoftBank
Gt
AIS
true

69 Commercial Launches

LTE-M | NB-IoT

Both LTE-M and NB-IoT

NB-IoT represents 80% of all deployments

The Opportunity Across the Value Chain

- Margins and fragmentation drive Semi's, module makers and mobile operators to look into owning custom chips that integrate:
  - NB-IoT modem
  - AP and sensors
  - GNSS
- TTM and lack of cellular expertise drive these new comers to look into licensing modem technology from IP companies

Licensing opportunities throughout the value chain increase licensing SAM and royalty ASP



Mobile Network Operators
SoC
Slim Modem
Endpoint OEM
Module OEM
Tier1 Cellular IC
Cellular IC Newcomers
Tier1 MCU IC
CEVA

Go-to-Market Strategy

1

Reduce entry barriers and time to market for newcomers with a complete and self-contained modem solution

- Single core running full modem and lite-application
- Full modem RF, Digital, SoC IP
- Fully Integrated modem SW

2

Holistic IoT endpoint offer

- GNSS
- Always-on voice commands
- Combination of BLE for short range

3

Modular offering to accommodate the various type of customers

- From DSP only to Full-Solution

CEVA-Dragonfly NB2

First World-Wide NB-IoT IP Solution – Silicon Proven

- Fully integrated solution compliant with 3GPP Release 14
- Integrated RF design implemented in 55nm and 40nm processes
- Intelligent ultra-low power management to achieve few microAmps
- Optimized multi-constellation GNSS package includes RF, DFE and new instructions to boost performance by a factor of 8X
- One stop shop IP solution license as a whole system or as a subset

Dragonfly NB2 lowers entry barriers and ensures lowest bill of materials of NB-IoT endpoints

CEVA-Dragonfly NB2 Block Diagram


Dragonfly NB2
SoC
CEVA-X1
NB-IoT Modem
GNSS
Application
IoT Instructions
NB-IoT
GNSS
Embedded Flash
Dual mode NB-IoT-GNSS RF Transceiver
NB-IoT Digital Front End
GNSS Digital Front End
Power management
Always-On Control
APB Pheripherals

A unique IP solution combining Cellular IoT and GNSS on single DSP

Indisputable Leadership

CEVA Dragonfly

CEVA is the only IP vendor with the ability to deliver a complete cellular IoT offering

Nordic nRF91 uses CEVA DSP for NB-IoT/Cat-M1

ZTE Rosefinch7100 uses CEVA DSP for NB-IoT

~10 customers have licensed Dragonfly full drop-in solution

Key Takeaways

CEVA has developed unique capabilities over the last 30 years to deliver a holistic cellular IP portfolio

CEVA is primed to address the upcoming 5G cycle from both the handset and the base station fronts with highly sophisticated technologies

CEVA enables newcomers to Cellular IoT and 5G by reducing entry barriers with a full hardware and software IP solution

The de-facto wireless IP leader across all the biggest market segments

Thank You

CEVA®

www.ceva-dsp.com

CEVA®

Computer Vision, AI and Automotive



Ilan Yona
Jeff VanWashenova

www.ceva-dsp.com

Market Trends





Trend #1: Cameras Become Ubiquitous



Object Detection



SLAM



AR/VR



Object Tracking


Structures

Scene Recognition



Free Space Detection

Total Cameras (Billions)


216%
Growth (2017-2022)
17.4
20.7
27.6
36.0
44.4
2017
2018
2019
2020
2021
2022



Facial Recognition

44 billion cameras in the world by 2022*

Trend #2: Intelligence Moving to the Edge

Cloud AI



Intelligence & Analytics Processing

Edge Devices



Key benefits of intelligence at the edge:

Low Latency	Low Power	Low Cost	High Privacy	High Reliability

Addressable Markets and Growth Trends

2022 forecast for edge devices with computer vision / AI


Consumer
375m units
Surveillance
70m units
Automotive image sensors
300m units
Smartphones
800m units
Industrial
150m units

More than 1.5 billion cameras with computer vision / machine vision shipping by 2022**

Sources: Tractica, Yole, IHS, M&M, Internal estimations

Smartphone – Enhanced Photography

- AI /Computer vision
  - Dual/Triple cameras
    - Intelligent zoom
    - Selfies
    - Low light performance
    - Face authentications and soon AR








Embedded Vision in Smartphones
Units, millions
164
261
408
593
812
1,072
2018
2019
2020
2121
2022
2023

Source: Yole Hardware & Software for AI, 2018

Surveillance/Security

- Government
  - Infrastructure, including airports, bridges, highways,
- Municipal government
  - Police, transportation
- Retail
  - Theft, consumer behaviour
- Defense

30B
Images/second
100T/Hour



1 Camera for every **8** people on earth

Computer Vision Revenue, Surveillance & Security


Revenue, $billion
4
3
2
1
-
2017
2018
2019
2020
2021
2022

Source: Tractica

Consumer

Drones

- Action drone – follow me

Smart home

- Personalization, safety & security

AR/VR

- Wearables

Photography

- DSLR/video/action cameras



Computer Vision Revenue, Consumer Devices
Revenue, $billion
15
13
11
9
7
5
3
1
-
2017
2018
2019
2020
2021
2022

Source: Tractica

Industrial

Next revolution

- Industry 4.0
- Smart factory infrastructure
  - Robotics
  - Manufacturing
- Computer vision
- Artificial Intelligence



Global robotic market
$ billion
Personal | Commercial | Industrial | Military
2000
7.4
2005
10.8
2010
15.1
2015
26.9
2020
42.9
2025
66.9
0
10
20
30
40
50
60
Guardian graphic
Source: BCG. Note: 2015 to 2025 estimated

The robotics market is expected to be worth $66.9bn by 2025

Computer Vision and AI will help drive next revolution

Automotive Growth Drivers

More sensors, processing and intelligence

- Growth drivers
  - NCAP and active safety
  - AI at the edge
  - Autonomous
- More sensors
  - How many sensors
  - What kinds of sensor
  - What kinds of application



Sensor Modules Market Value for Autonomous Cars from 2018-2030
Total Sensor Modules in $Bn
35
30
25
20
15
10
5
0
Ultra Sound Sensors
SR Radars
LR Radars
Cameras for Long Distance
Cameras for Surround
Stereo Cameras
Micro Bolometers
LIDARs
Dead reckoning sensor
2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030

(Source: Sensors & Data Management for Autonomous Vehicles report, Oct 2018, Yole Development)

CEVA Automotive Strategy

Focus outside and position/partner for in

- Benefits of sensor first
  - Quick time to revenue
  - More license opportunities
  - Diverse opportunities
    - Rear, surround, driver monitoring
  - AI at the edge
    - Use cases
- Position for autonomous
  - Scale IP and architecture up
  - Strategic partnerships
    - OEMs, disruptors



Registered Autonomous Passenger Vehicles by SAE Level
Units, millions
200
180
160
140
120
100
80
60
40
20
0
Level 5
Level 4
Level 3
Level 2
2018
2019
2020
2021
2022
2023
2024
2025

Imaging Growth

Seeing leads to action

- Key growth application
  - Back-up cameras
  - Driver monitoring
    - Growth with >L2
    - Distracted driving
  - Forward cameras
    - Pedestrian
    - Automatic emergency replacement
  - Mirror replacement



80m in 2020
Rear View Camera
20m in 2020
Mirror Replacement camera
40m in 2020
In Cabin Driver Monitor
300m in 2020
Forward Camera

Source: AI, Strategy Analytics, CEVA internal

Automotive Artificial Intelligence Growth

Driven by the need for higher performance

- Challenging vision Environment
  - Weather
  - Occlusion
  - Bright/Dark
- Object Detection/identification
- Path planning
- Predictive analysis
- Driver monitoring



Artificial Intelligence based systems for automotive
Millions of units
140
120
100
80
60
40
20
0
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Notes: Includes: infotainment (virtual assistance, gesture and speech recognition) and autonomous driving applications (object detection and freespace detection)
Source: IHS Technology - Automotive Electronics Roadmap Report, H1 2016
© 2016 IHS

Artificial Intelligence

Artificial Intelligence takes ADAS to the next level

- Small efficient networks
- Improvement of specific areas
  - Occlusion detection
- Hitting new targets
  - Higher performance
  - Small efficient neural networks
- Driver monitoring systems
  - Distracted driving
  - Safety/security
  - Personalization



CEVA-XM4: Free space detection



Occlusion detection (ISP + VD + LD + CEVA-XM4)

A Strategy for Success

Focus on growth applications

- **Smart cameras**
  - Combination of CV and AI
  - Not all functions are AI
    - CV is stable and predictable
    - AI complements CV
  - CEVA-XM and NeuPro are well positioned for growth markets
  - Example: NextChip – APACHE4



Autonomous Processing Landscape

- New players
  - Baidu, Google, Uber
- Traditional
  - OEMs – Toyota, GM, VW, others
- Volume autonomy market
  - L2-L3
- Need for efficient alternatives to large compute platforms



Increasing Autonomous Driving Levels
Semi Content Potential per Vehicle vs Level 0 in 2020
+$1200
Full Automation
5
+$900
High Automation
4
+$600
Conditional Automation
3
+$150
2
Partial Automation
+$100
1
Driver Assistance
No Automation

Source: NXP, Strategy Analytics

CEVA

CEVA's Opportunity in Autonomous Driving

- Broad engagement with OEMs, Tier-1, and disruptors of the market to understand and develop IP for L4/L5
- Processing requirements continue to grow quickly
- Solutions today not designed for mass market applications
- CEVA is addressing the need for new architectures to meet the cost, power and processing demands of autonomous platforms


53.267
89.734
DEVICE
SCAN
CAM

The Strategy





Technology Trends Within Cameras

- Traditional camera optics (DSLR) has transformed to digital & AI
- The role of cameras has extended beyond photography to machine vision
- The four underlying technologies that drive advanced cameras are:



Digital Imaging
Computer Vision
3D Scanning
AI

Digital Imaging - HDR



Before



After

Computer Vision – Pedestrian Detection



PERSON
PERSON
PERSON
PERSON
PERSON
PERSON
PERSON
PERSON

3D Scanning



Image source: Fuel3D

AI - Object Detection & Classification


Self-driving mode
Program: oncoming drive
Front camera
Real time scan
Oncoming car
Bicycler
Pedestrian

CV/AI - High Entry Barrier Space

- Technology competencies are scarce
- AI/Machine learning space has a different domain expertise. Know how exists within the cloud, substantially less at the edge
- The complexity and required performance is growing at 2X-4X in every year
- A holistic view of software and hardware is key to enabling power and performance efficiencies at the edge
- Special purpose processors are required as classical GPU, CPU are not performance and power efficient solutions



The Four Pillars of CEVA's Holistic Strategy

Specialized, self contained AI Processor

A highly parallel processor for imaging and computer vision


NeuPro™
CEVA-XM
CDNN
Imaging & Vision SW

NN SW compiler Comprehensive optimizer

- Accuracy
- Performance

- Optimized imaging and vision algorithms
- SLAM SDK
- Point Cloud SDK

Tightly Coupled HW and SW


OEM Application Level
CEVA Optimized SW
CEVA Dedicated HW
Imaging
Apple's ARKit
Google's ARCore
3D Scanning
AI application
Neural Networks
CEVA-CV
SLAM SDK
Point Cloud SDK
CDNN SDK
CEVA-XM
NeuPro
by CEVA

NeuPro AI Processors Family

Product Name	MAC Configuration			Target Market
	8x8	16x8	16x16	
NP4000	4096	2048	1024	High-performance edge processing in enterprise surveillance and autonomous driving
NP2000	2048	1024	512	High-end smartphones, surveillance, robots and drones
NP1000	1024	512	256	Mid-range smartphones, ADAS, industrial applications and AR/VR headsets
NP500	512	256	128	IoT, wearables and cameras

A portfolio of specialized AI processors for AI at the edge

CEVA-XM

A Multi-purpose CV Processor

- CEVA invented the category of multi-purpose DSP for imaging & computer vision
- Algorithms and applications continuously evolve and expand, requiring a flexible platform to efficiently process both computer vision algorithms and deep neural network workloads
- CEVA-XM displaces GPUs or proprietary vision processors with an open platform that is licensable to everyone
- CEVA-XM DSP has achieved strong traction and endorsement in tier 1 OEMs and semis for smartphones, ADAS, advanced cameras, drones, surveillance, action cameras, and more

dji

vivo

GoPro
Be a HERO.

Panasonic

HIKVISION

OEMs whose products utilize CEVA-XM powered chips

The CDNN Compiler



Layers & Tensors Fusion
Precision Optimization (FP32 to INT8/INT16)
Memory and Bandwidth Optimization
CDNN
Compiler (Offline)
Retraining INT8 /INT16
Layer Dispatching
Multi-Stream Execution
Trained Neural Network
CDNN Runtime
Optimized Inference Engine

SLAM SDK

- Simultaneous Localization And Mapping (SLAM) is the underline technology required for AR/VR, Robots and Autonomous vehicles
- A heavy duty workload with both algorithms complexity involved multiple disciplines including new 3D AI
- CEVA offers a comprehensive SLAM SDK that streamlines the integration and entry barriers to the 3D world
- “Plug & Play” SDK



3D Scanning – SLAM

Simultaneous localization and mapping




SLAM MODE | KFs: 19, MPs: 1857, Matches: 278

3D scanning is a pre-requisite for AR autonomous robots, self driving cars

Key Takeaways

- The market applications for imaging and vision technologies are constantly expanding
  - AI revolutionizes the performance of photography and video
  - CEVA has more than 50 design wins to date for a host of end applications and markets
- CEVA addresses this opportunity with a holistic platform, incorporating DSP, AI processors and a broad range of software technologies
- New royalty drivers to begin in '19 and '20 include leading surveillance, ADAS and drone customers

Thank You

CEVA®

www.ceva-dsp.com

CEVA

RivieraWaves

Connectivity



Aviv Malinovitch
Franz Dugand

www.ceva-dsp.com

Market Trends & Opportunities





Bluetooth and Wi-Fi Dominate IoT Connectivity

Huge markets, with stable growth projections

- Bluetooth – shipping in 5bn devices in 2022
- Wi-Fi – shipping in 3.7bn devices in 2022



Installed Devices, Billions*
30
25
20
15
10
5
0
'17
'18
'19
'20
'21
'22
Wi-Fi
Bluetooth

ABI Research – Q3'2018



Wireless Speakers
Access Points
Smart Home
Automotive
Wearables
Smartphones
Tablets
Smart Appliances
Remote Control
Consumer Electronics
WiFi

Bluetooth Growth Outlook

Bluetooth LE CAGR from '18-'22 is 24%


Bluetooth Shipments by Standard
Shipments, billions
0
1
2
3
4
5
6
2017
2018
2019
2020
2021
2022
2023
BTDM
BLE
Classic

ABI Research – Q3'2018

Market segments with high CAGR

IoT	35%
Consumer Electronics	31%
Networking	25%
Smart Home	21%
Wearables	19%

Bluetooth Low Energy

The standard for data & information use cases



This image cannot currently be displayed.





260 Million
Annual Shipments
30
99
170
260
360
450
520
16
17
18
19
20
21
22



620 Million
Annual Shipments
380
460
550
620
700
770
850
16
17
18
19
20
21
22



170 Million
Annual Shipments
10
40
90
170
270
350
400
16
17
18
19
20
21
22

- Location Services:
  - Point-of-interest info
  - Indoor navigation
  - Asset and item tracking
  - Space utilization

- Data Transfer:
  - Sport & fitness
  - Health and wellness
  - PC peripherals & accessories

- Device Networks:
  - Control systems
  - Monitoring systems
  - Automation systems

BT SIG – Apr. 2018

Bluetooth Dual Mode

The standard today for audio





- Bluetooth headset/earbuds showing strong growth
  - However, longer term, this demand switches to audio over BLE (when ratified)
- Smart speaker market grows 3 times faster than the whole smart home segment
  - Opportunities for dual mode solutions (combined with Wi-Fi)
- Bluetooth default in automotive now



970 Million
Annual Shipments
400
480
560
680
790
880
970
1,070
1,160
1,230
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

BT SIG – Apr. 2018

Wi-Fi Growth Outlook

Wi-Fi 6 / 802.11ax CAGR from '18-'22 is 258%



Wi-Fi Shipments By Protocol
Units, billions
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2017
2018
2019
2020
2021
2022
2023
802.11ax
802.11ac
802.11n

ABI Research – Q3'2018

Market segments with high CAGR

IoT	35%
Consumer Electronics	31%
Networking	25%
Smart Home	21%
Wearables	19%

Wi-Fi 6 / 802.11ax is a Game Changer

- Wi-Fi 6 (802.11ax) will be ratified officially in Aug. 2019
  - Significantly faster
  - Improved battery life for devices
- Deployment of first access points has started
- Licensing already started for ax 1x1 for customers targeting IoT



It provides an optimal solution to all market segments:

Low power – IoT devices

Strong demand to replace 11n 1x1 devices

High performances - Smart home & handset devices

Multi-Gig – High end access point

The Strategy





The Market Leader for Bluetooth and Wi-Fi IP

- More than 1.5bn chips shipped to date
  - 50% annual growth rate between 2014 - 2018
- More than 150 customers
  - More than 25 new deals every year
- Consistently first with latest standards
  - Already licensing Bluetooth 5.1 and Wi-Fi 802.11ax products



Our Vision: Low Power & Seamless Integration

- Low power is key in IoT
  - Special attention is given to low power implementation
  - We enable some of the industry's lowest power BLE chips
- We deliver fully integrated Bluetooth / Wi-Fi platforms including uP and sub-system
  - Significant risk reduction of integration work
- Integration of Bluetooth and Wi-Fi as a combo
- Cross-selling with other CEVA products
  - The only IP company capable of combining IPs of sensing, DSP processing, AI and connectivity

RW Bluetooth Introduction

IP Market Leader World Wide

Licensing since year **2000**

More than 50 design wins alone from '16 to '18

The only IP company to offer
BLE and **BTDM**

Full solution - lowering the entry barriers/enabling the masses

A significant increase in CEVA's market share since the acquisition of RW in 2014



Shipment of devices with CEVA Bluetooth IP
Units, millions
350
300
250
200
150
100
50
0
40
121
138
201
300
2014
2015
2016
2017
2018e

Highlighted Customers

Dialog
BLE market leader

Sonova
Hearing aid market leader

Beken
Leading IC supplier for wireless applications in China

OnSemi
Offering one of industry's lowest power BLE5 chips

Bluetooth Growth and Go-to-Market Strategy

- Offer IPs prior to ratification and reach early engagements with market leaders
- Focus on audio over Bluetooth
  - Take advantage of our leading position in Bluetooth and sound
- Cross-selling Bluetooth with other CEVA IPs:
  - BTDM with Wi-Fi, Audio DSP, ClearVox, WhisPro, BLE with NB-IoT
- Bring more value to our customers by offering:
  - MESH
  - Modem
  - RF
  - Fully integrated platform including RISC-V uP



RW Wi-Fi Introduction

- Long legacy in Wi-Fi:
  - Licensing since 2002
  - Widely adopted IPs: dozens of customers in Asia, Europe and U.S.
- 11ax 1x1 up to 802.11ac, 11ax 4x4:

Target Application	IP
IoT	802.11ax (20Mhz) 1x1
Smart Home; Handset	802.11ac / ax 1x1, 2x2
Access Point	802.11ac / ax 4x4

More than 10 million CEVA-powered Wi-Fi chips shipped in past 2 years and growing

802.11ax licensing will generate royalty revenue in 2-3 years' time

Highlighted Customers

Beken
Wi-Fi 4/n chips for IoT and CE

Celeno
Wi-Fi 5/ac 4x4 SoC for access points using RW Wi-Fi IP and CEVA-XC DSP

ASR
Wi-Fi 5/ac for smartphone SoC

SiFlower
Wi-Fi 5/ac access points for China market

Wi-Fi Growth and Go-to-Market Strategy

- Focus on Wi-Fi 6 (802.11ax) development:
  - Early engagements with market leaders for IoT and CE
  - Take advantage of CEVA DSP and offer a flexible SW based solution targeting key market players for AP
- Cross-selling Wi-Fi with DSP and Bluetooth
- Bring more value to customer by offering:
  - Fully integrated platform
  - TCP-IP and Security/Crypto HW engines
  - Highly integrated SW including support of Ali OS and Amazon AWS


Wi Fi

Key Takeaways

- Bluetooth and Wi-Fi are large and growing markets
- CEVA offers a unique IP portfolio enabling customers to integrate CEVA Bluetooth and Wi-Fi IP with other CEVA IPs for comms, voice, vision, sensing and AI
- We expect our customer base and our market share to continue to grow

The world's leader in Bluetooth and Wi-Fi IP with a growing customer base and market share

Thank You

CEVA®

www.ceva-dsp.com

CEVA

Sound

Moshe Sheier



www.ceva-dsp.com

Market Overview and Trends





"When it comes to consumer audio, we're back in boom time"

Jack Wetherill, Principal Consultant, FutureSource

- Huge addressable markets, diverse applications
  1. Voice Enabled IoT – voice UI in smart-home/automotive/wearables
  2. Headphones – audio/voice in aftermarket headphones/headsets/earbuds
  3. Mobile – voice AI in smartphones



Worldwide Consumer Audio Trade Revenues
35
30
25
20
15
10
5
0
-7% CAGR 2008-2012
+15% CAGR 2015-2018
Mobile Convergence
Audio as a Mobile Accessory
Smart Audio
'08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18

Source: FutureSource Consulting



Voice IoT
630m Units
Headphones
1bn Units
Active + Wireless
Consumer Vehicles
92m Units
Mobile
2.2bn Units
2022

Source: ABI Research

Voice Enabled IoT

The user interface of the future

Why Voice?

- Natural, intuitive & personalized
- Hands-free, eyes-free interaction
- Device-free
- Cost/small form factor


Voice – The New UI

Voice UI will dominate multiple markets:

Home, automotive, enterprise, industrial

Smart Home is Driven by Speech Recognition

Smart Home Devices by Category, 2017 and 2022 (Value in US$M)			
Product Category	2017 Value (US$Bn)	2022 Value (US$Bn*)	CAGR, 2017-2022*
Video Entertainment	$133	$201	9%
Home Monitoring/Security	$4	$12	23%
Smart Speaker	$4.4	$17.4	32%
Lighting	$1	$3.5	26%
Thermostat	$1.7	$3.9	17%
Others	$17.5	$39	17%
TOTAL	**$162**	**$277**	**11%**

Source: IDC Worldwide Quarterly Smart Home Device Tracker, March 2018



Smart speaker market with the highest CAGR, growing 3 times faster than the whole Smart Home segment

Headphones are Going Wireless and In-Ear


Headphones After Market Units
Units (MM)
1200
1000
800
600
400
200
0
2017
2018
2019
2020
2021
Passive (3.5" jack)
Active Wired (USB-C, Lightning)
Wireless (Bluetooth)


Worldwide Headphones Market in Value by Form Factor
Retail Value ($ Bn)
30
25
20
15
10
5
0
2016
2017
2018
2019
Total In-Ear
In-Ear Excluding True Wireless
In-Ear True Wireless
On-Ear
Over-Ear

- Headphones market is growing up to 1.2 Bn units in 2021
- Wireless headphone is the main growing segment

Source: Grand View Research, CEVA estimates

- In-Ear Truly Wireless headphone is fastest growing market
- Hearables are the next frontier for headphones, helping people who are hard of hearing, but not ready to purchase a hearing aid

Sound AI in Mobile: ~940m Devices in 2022



Audio Hardware for AI
Units, billions
1.8
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
2018
2019
2020
2021
2022
2023
Embedded SPU
Sound Processor

940m Smartphone Sound Chips / Cores

Source: Yole Development, Oct. 2018

Sound Market Trends

Bluetooth Speakers



Headsets



Mobile



Getting Smarter



Smart Speakers
Voice-enabled IoT
Voice Assistant



Hearables
Truly-wireless
Voice Control
ANC



Voice Assistant
Sound sensing

Required DSP Technologies

- **Voice pickup**
  - Multi-microphone
  - Beamforming
  - Noise reduction
  - Echo cancellation
- **ASR and NLP**
  - Voice trigger
  - Voice commands
  - Voice biometrics
  - Natural Language Understanding
- **Sound sensing**
  - AI at the edge
  - Positional audio
- **Audio playback**
  - Active Noise Control
  - Post-processing

The Strategy





CEVA Sound Market Adoption Today

- Mobile and Headphones
  - Smartphones
  - Smartwatches
  - Truly wireless earbuds
- Voice enabled IoT
  - Smart speakers
  - Action cameras


SAMSUNG
SAMSUNG
logitech
Pioneer
ONKYO
phorus

30+ sound customers across consumer, automotive, mobile, AI assistants

Unique Value Proposition Sound Portfolio


Powered By
CEVA
DSP

ClearVox™

WhisPro™



DSP

- **CEVA-TeakLite-4**
  Ultra Low Power
- **CEVA-X2**
  High performance
- **CEVA-BX**
  DSP + Control + AI
  Hybrid DSP architecture

Software

- **ClearVox** package for Front-end voice pickup
  - Noise reduction
  - Acoustic echo cancellation
- **WhisPro** speech recognition SDKit
- **Codecs** for audio/voice

AI

- **Neural Network** compute libraries
- **DSP NN SDK**
  - Android NN API
  - ARM NN

Differentiation using a comprehensive sound solution

CEVA-BX Multipurpose Architecture

just released

- All-purpose DSP plus Controller for broad range of **signal processing** and **real-time control** workloads
- Designed to deal with control workload use cases (e.g. sensor fusion, 5G PHY, motor control) plus traditional DSP tasks (beamforming, noise reduction), and neural networks (speech recognition, sound classification) in a single architecture
- The "ultimate all-rounder DSP" for modern workloads

4X
More DSP Horsepower

30%
Reduced Code Size

CEVA BX1

CEVA BX2

Compared to CEVA-X

Modern processor architecture, high level programmable, easy to use

ClearVox Front-end Voice Processing Software Solution

- **ClearVox software suite includes:**
  - Multi-channel Noise Reduction
  - Acoustic Echo Cancellation
- **ClearVox is available as:**
  - **ClearVox universal** – for smart speakers, DTV, automotive, wearables, and action cameras
  - **ClearVox headset** – optimized for headsets and hearables



WhisPro Speech Recognition Software Solution

just released

- WhisPro provides always listening trigger phrase capability for voice-enabled devices
- WhisPro is based on neural network speech recognition technology
- WhisPro can be customized to work with any set of customer defined keywords


x1
x2
x3
x4
y1
y2
y3


Raw Speech
CEVA Voice Trigger
Confidence Score
Detection Flag

CEVA

Sound AI at the Edge

- "Sound AI at the edge" is a must
  - Privacy
  - Reliability
  - Low Latency
  - Low Power and Cost
- Employed using Neural Networks
  - **Deep learning** – offline training with massive data sets
  - **NN edge inference** – classify/filter real time signals
- CEVA Sound AI distinctive offerings
  - Speech recognition
  - Sound sensing
  - Customers Proprietary NNs using CEVA sound AI infrastructure



Offline Training
Deep Neural Network
Voice Database
Neural Network Speech Detector
Splitter
Primary Filter
Power Filters
Post Processing









CEVA

Go to Market Strategy

- One-stop-shop for all sound processing elements
  - **DSP platforms** – leveraging 25 years of CEVA's signal processing expertise to create optimized sound DSPs
  - **Value-added software** – ClearVox noise reduction and WhisPro speech recognition software, not offered by any other DSP vendor
  - **Sound edge AI** – unique NN compute libs and NN frameworks for AI workloads support

- High synergy with CEVA's connectivity portfolio
  - **BT** – for headphones market
  - **Wi-Fi** – for smart home market



Thank You

CEVA®

www.ceva-dsp.com

CEVA

China Market Insight



Issachar Ohana

Outline

- Semiconductor Market in China
- Market Opportunities in China
- Insight into CEVA's Customers in China
- Summary

China: in the past ... and in the Future

was disregarded as **a market follower** looking to Silicon Valley for inspiration and know-how...

....**no more**

the Century of innovation



Semiconductor Industry in China



2015 Worldwide Semiconductor Industry

% of Revenues


US
SOUTH KOREA
JAPAN
EUROPE
TAIWAN
CHINA
SINGAPORE
OTHERS
IDM
51
28
11
7
2
1
Fabless
62
1
2
18
10
7
Foundry
10
6
2
73
7
2
OSAT
17
5
54
12
12

OSAT = Outsourced Semiconductor Assembly and Test

The World's Biggest Semiconductor Consumers

- China's demand for chips in the past two decades **has driven the growth of the global semiconductor market**
- The country now **consumes more than half of the world's chips**



CHINA
US$ billions
213.8
200
150
100
50
0
AMERICAS
EUROPE
JAPAN
REST OF THE WORLD
2003
2016
2003
2016
2003
2016
2003
2016
2003
2016

Source: Semiconductor Industry Association, McClean Report 2015, Gartner, CCID

China's IC "gap" Between Consumption and Production, 1999 - 2019



US$bn
200
150
100
50
0
Forecast period
Consumption
Production
CSIA revised industry statistics
6.6
11.4
13.8
17.7
25.0
35.0
46.4
59.5
73.9
85.9
83.1
108.6
124.8
135.6
149.0
169.2
175.5
180.2
195.0
209.8
226.4
1
2.2
2.3
3.2
4.2
6.6
8.6
12.6
16.5
17.9
16.2
21.3
29.9
34.3
40.8
49.1
57.5
65.3
80.7
95.1
111.8
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

Source: CCID, CSIA, PwC analysis

China Semi Industry by Segment

- Traditionally, focused on packing and testing
- Recently, design work grew 30% annually from 2005 to 2015



Yearly totals in US$ billions
Design
Manufacturing
Packaging and testing
30
25
20
15
10
5
0
2003
2016
2003
2016
2003
2016

“Made in China 2025”

- MIC2025 blueprint sets a strategic goal to:
1. Reach US$305 billion in output by 2030
   - In 2017, China produced US$67 billion of semiconductors
2. Meet 80% of domestic demand
   - In 2016, China supplied 33% of the domestic market

- The aim is to
  - close the gap with Western hi-tech industry
  - reduce China’s dependency on imported technology



Imports
Exports
Exports targets
2010
143
27
2011
170
33
2012
192
53
2013
231
88
2014
218
61
2015
231
69
2016
227
65
2017
260
67
2020
140
2030
305
Include MIC 2025 blueprint targets

Source: China Semiconductor Industry Association

CEVA

Market Opportunities in China

1. 5G
2. AI
3. Surveillance
4. Automotive
5. IoT



(1) 5G – Cellular

- **In 4G, China had 1.1B mobile subscribers by August 2018**
  - More than the population of the US, Indonesia, Russia, Japan, and Germany combined
  - However, other countries have taken the lead in wireless communication technology development
- **In 5G, China has made it a priority**
  - a chance to get out in-front for the first time
- **China is determined to own more of 5G infrastructure**
  - If "big data" is the new oil of the digital era, then 5G is the pipe that will deliver it


5G
5G

5G – The Race

- 5G roll-out is in line with the MIC2025 roadmap
  - Increase broadband penetration nationwide to 82% by 2025
  - Local suppliers to make 40% of all mobile phone chips sold in China
  - To become the world's leading maker of telecom equipment
- 5G to promote IoT, self-driving cars, industrial automation, cloud computing, and AI
  - These capabilities require the support of the brand-new 5G network
- China owns about 10% of 5G IPR in radio access, modulation, and core networking (as of 2017)[1]
  - Up from about 7% IPR in 4G

1. LexInnova Technologies, a US legal services and technology consulting firm

China is Leading the Race on 5G

- China has 14.1 sites for every 10,000 people, compared with 4.7 in the U.S.[1]
  - 5G will require much more than 4G
  - During 2017, China Tower added approximately 460 sites per day
    - In July 2018 China Tower raised $6.9B in the world's largest IPO in 2 years
  - U.S. tower companies and carriers added fewer sites in the last 3 years than China Tower added in 3 months
- Since 2015, **China outpaced US by $24B** in Wireless infrastructure[1]
  - 350,000 sites in China vs. less than 30,000 in USA



Wireless antenna sites per 10,000 people, 2017
0
5
10
15
20
Japan
China
Germany
U.S.
Canada
India
Mexico
Source: Deloitte

Deloitte: 5G the chance to lead for a decade

(2) Artificial Intelligence

- In 2017, China's government put out its **plan to lead the world in AI by 2030**
  - ***"Artificial intelligence has become a new engine of economic development "*** (China State Council)
- As Google's Eric Schmidt has explained,
  - ***"It's pretty simple. By 2020, they will have caught up. By 2025, they will be better than us. By 2030, they will dominate the industries of AI"***



China: AI Superpower

- In July 2017, **China's government issued its plan to become the global center of AI innovation**
  - Aiming for a RMB 1T (about **US$150B**)
- **Within a year, Chinese VC investors** were pouring record sums into AI startups, surpassing the US to **make up 48% of AI Venture funding *globally***
  - As of April 2018, **China is home to 168 unicorns**, collectively valued at over $628 billion.
- **Smart cities** like Xiong'an New Area are **building out entire AI cities in the next two decades**, centered around autonomous vehicles, solar panel-embedded roads, and computer vision-geared infrastructure

China Dominates Global AI Funding

US vs. China total equity funding to startups in 2017


48%
China equity funding share
38%
US equity funding share
13%
Other

CEVA

(3) Surveillance

- China surveillance market is expected to reach $24Bn in 2020
- China's video surveillance market annual growth rate is 15%
- The "Thirteen-Five" period (2016-2020) is a key period for China's video surveillance industry
  - Road traffic infrastructure buildout
  - Construction of "Safe Cities“
  - Video surveillance extends to the less developed areas



Global Video Surveillance Market

2009-2019 by region (in billion USD)



N. America
S. America
China
APAC (Ex-China)
EMEA
Market Value in Billion USD
60
50
40
30
20
10
0
Year
2009
2010
2011
2012
2013
2014
2015*
2016*
2017*
2018*
2019*
7.3
1.8
3.9
1.2
2.9
8.1
2.1
4.7
1.4
3
8.8
2.3
5.9
1.7
3.1
9.5
2.7
7.2
2
3.2
10
3.1
8.7
2.3
3.4
10.5
3.5
10.5
2.7
3.5
10.9
4
12.5
3.1
3.7
11.3
4.6
14.8
4
4.2
11.7
5.3
17.4
4
4.2
12
6
20.3
4.5
4.6
12.3
6.8
23.4
5.1
5
Source: Satista 2018

CEVA

(4) Automotive

- **In 2017, 29M new vehicles sold in China**
  - More than US, Japan and India combined
  - Expected to reach 37M by 2025
    - 25% will be Level-2 or Level-3 autonomous vehicles
    - Level-4 and Level-5 autonomous vehicles will start entering the market by 2025
- China is likely to emerge as **the world's largest market for autonomous vehicles and mobility services**
    - worth more than US$500 billion by 2030



Source: Chinese Ministry of Industry and Information Technology's 2017 Development plan.; McKinsey, April 16, 2017

(5) IoT

- Backed by government support, **China is betting big on the IoT**
  - China is major supplier of the components
  - By 2020, there will be 200bn IoT connected components and devices globally
    - of which 95% will be manufactured in China
- The **Industrial IoT market in China is growing by about 25% per annum**
  - to reach almost 300 billion yuan (US$47 billion) in 2018 (see chart)



Insight to some of **CEVA Customers** in China

UNISOC




MEIZU
C9
Expand your horizons


TINNO
全球首款搭载紫光展锐
SC7731E的智能手机
—MOBICEL ASTRO
内置紫光展锐 | SC7731E芯片平台

- **A Leading fabless semiconductor for Mobile Communication** (2G/3G/4G/5G) and **IoT**
- **A subsidiary of Tsinghua Unigroup**
  - More than 4,500 staff (as of January 2018)
  - 14 Design Centers worldwide
- Was created through the combination of **Spreadtrum and RDA, both longtime CEVA licensees**
  - Multiple DSPs and connectivity technologies
  - Intel made $1.5bn investment for 20% of Tsinghua
- Targeting revenue growth of 20% in 2019 for India
- **New CEO was appointed** in November 2018

ZTE 中兴




型号：FT780-ZTBS
NBIOT 无线通信模块
SN:201807000001
南京飞腾电子科技有限公司

- **World leader in communication and IT**
  - Publically traded (HKEX:763, SZSE:63)
  - Worldwide customer base in 160 countries
- **Tier-1 Cellular Infrastructure**
  - CEVA powering Cellular Base stations
  - CEVA powering NB-IOT
- **Recovered and resumed orderly business** after US government lifted a ban that suspended operation
- **Key contributor to 5G standard bodies**
  - Declared **More than 1,000 family of 3GPP 5G SEP** (Standard Essential Patents) to ETSI (European Telecommunication Standardization Institute)







- **World leader in commercial and civilian drones**
  - Over 70% Market share
  - HQ in Shenzhen with manufacturing facilities around the world
- DJI's **proprietary communication powered by CEVA** (remote-control to drone)
- DJI's **proprietary collision avoidance powered by CEVA** (CV and AI)
- In 2017, DJI won a Technology & Engineering **Emmy Award** for its camera drone technology
  - Providing directors and cinematographers an affordable and accessible platform to create low-altitude aerial images

artosyn
酷芯微电子







- **High-performance intelligent vision and AI platform company**
  - Located in Shanghai, Founded in 2011
- **Powered by CEVA's CV DSP and CDNN**
  - Object detection, classification, tracking, and more
  - Targeting robotics, drones, VR, surveillance, ADAS,...
- Customers using Artosyn for:
  - Unmanned retail
  - Vacuum robots
  - CAR DVR w/ ADAS
  - Face and object detection camera, etc.

Customers Include

- Alibaba Group 阿里巴巴集团
- JD.COM
- 小米 xiaomi.com
- dji

BES TECHNIC







- **Leading wireless audio SoC supplier**
  - Founded in 2015
  - Excellent low-power RF/PMU
  - Powered by CEVA's Bluetooth
- **Wireless Speakers, Wireless Stereo, Wireless ear pods...**
- **Powering Huawei Freebuds**
  - Bone Voice –for e-commerce (Alipay, Wechat)
  - Voice assistant, wireless charging
  - More advanced than Apple's Airpods
- **Just won tier-1 US based earbud design**

Customers Include

HUAWEI

HARMAN

mi 小米 xiaomi.com

lenovo联想

CEVA

IC solutions for wireless applications

- Powered by **CEVA's DSPs, Wi-Fi and Bluetooth**
- Founded in 2004, based in Shanghai

Low-power Bluetooth

- Voice remote control, computer mouse, wireless POS

Low-power Bluetooth Audio

- **Headsets, smart headsets,**
  Smart **Headset:** voice activated, voice control, smart surround speaker

Low-power IoT

- **Smart Plug** (Wi-Fi,), **Smart Light** (Wi-Fi, BLE, and BLE Mesh), Early Learning **Robot Story Machine** (Wi-Fi, Audio, Bluetooth)












AI

- **Espressif Systems**
  - Multinational, fabless semiconductor company
  - Founded in 2008
  - Headquarters in Shanghai
    - offices in Greater China, India and Europe
- **Wi-Fi+Bluetooth low-power IoT Solutions**
  - Powered by CEVA's Bluetooth
- Named **"Cool Vendor in IoT 'Thingification'** in 2016" by Gartner
- **Partnering with industry leading IoT platforms**
  - Baidu DuerOS & ABC-STACK, Huawei HiLink, Haier, Microsoft Azure, Amazon AWS, Xiaomi, Alibaba, JD.com Joylink, Apple's HomeKit, etc.
- **In 2018 received investment from Intel Capital**

Summary

- CEVA's **broad IP portfolio** is an excellent fit with **China's strategy for homegrown semi industry**
  - We are enabling our customers to develop leading-edge products
  - We are well positioned to benefit from MIC2025



- **Widely deployed with 3 offices in China**
  - Shanghai, Beijing, and Shenzhen

Thank You

CEVA®

www.ceva-dsp.com

Growth Strategy Implications and Financial Targets

Yaniv Arieli



Business Model Designed for Long Term Growth

Revenue Growth

- Diversified product portfolio generates strong licensing demand in multiple growth markets
- We share in our customers' success through a royalty scheme

Margin Expansion

- Licensing deals are pre-cursor to royalties
- Royalties generate ~100% gross margin
- As royalties grow, so do margins

Capital Allocation

- Investments in R&D
- Strategic M&A opportunities
- Opportunistic stock buybacks

Focused on Delivering Long Term Stockholder Value

Technology is Our DNA

- CEVA is a technology-centric company, with unique and scarce expertise that applies to multiple, expanding markets
- CEVA has transformed into a highly diversified organization with an with industry-leading technology portfolio



2G/3G Modems
Communications DSP
Multimedia DSPs
2013
TAM ~3bn units
> 3x TAM
Bluetooth & Wi-Fi
Computer Vision
AI
LTE/5G UE & base station
5G
Cellular IoT
Sound
2018
TAM ~10bn units

Source: ABI Research

CEVA

Investment in R&D

R&D investment strategy
- Grow R&D to address new market opportunities
  - Grew R&D from 125 to 278 headcount since end of '13
- Expand product portfolio to increase TAM and address diversified markets
- Growing licensing revenue and customer base are the metrics for success

M&A strategy
- Look for synergistic businesses in the semiconductor space
- Technology that can cross-sell to existing customer base and allow us expand into new customers
- Mature/proven technology
- Should be accretive in first year

$250 million invested in R&D in last 10 years


Cumulative R&D investment, $, millions
250
200
150
100
50
0
09
10
11
12
13
14
15
16
17
18e

Diversification Creates Growth and Stability

2013 Revenue Breakdown



Non-baseband
34%
$49m
Handset Baseband
66%

~3bn unit TAM in 2013

Q1-Q3 2018 Revenue Breakdown



Non-baseband
56%
$57m
Handset Baseband
44%

~10bn unit TAM in 2018

Licensing Growth Through Diversification


10 Year Licensing Revenue
Licensing Revenues, $millions
45
40
35
30
25
20
15
10
5
0
diversified portfolio
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018e

More than $280 million in licensing revenue generated


10 Year Deals Signed
Number of deals signed
50
45
40
35
30
25
20
15
10
5
0
diversified portfolio
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018e
baseband
non-baseband

~300 non-baseband deals signed

CEVA

Royalty Mix-shift Through Diversification


10 Year Royalty Revenue
Royalty revenues, $millions
45
40
35
30
25
20
15
10
5
0
diversified portfolio
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018e
baseband
non-baseband


10 Year Royalty Shipments
Unit shipments, millions
1200
1000
800
600
400
200
0
diversified portfolio
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018e
baseband
non-baseband

More than 9 billion units shipped in past 10 years

More than $300m royalty revenue generated in past 10 years

Creating Long Term Stockholder Value

- Penetrating new, growing markets where CEVA can leverage its unique expertize
  - e.g. base stations
- Continued efforts to innovate and lead the semiconductor space, leveraging talented R&D team
- Cash return to stockholders
  - More than $107m over 10 years



Creating Long Term Stockholder Value



Shares Repurchased
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
shares, millions
'08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18

6.3 million shares repurchased



Avg Price Per Share
35
30
25
20
15
10
5
0
price, $USD
'08 '09 '10 '12 '13 '14 '15 '16 '18

Average price of $17 per share



Spend on Shares vs Cash Balance
Spend US$
Year End Cash Balance
200
180
160
140
120
100
80
60
40
20
0
$, millions
'08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18

Over $107 million returned to stockholders

CEVA

Creating Long Term Stockholder Value



Burn Rate
8%
7%
6%
5%
4%
3%
2%
1%
0%
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

Burn rate ratio decreased dramatically over the years to maximize stockholder value

CEVA believes in and invests in:

- Transparency
- Detailed technical and market data information
- Long term business goals
- Analyst and investor feedback and open communication

Licensing Diversification and Growth


DSPs for cellular and communications
DSPs plus BT/Wi-Fi
5G, NB-IoT CV, AI, sound, BT/Wi-Fi
5G, NB-IoT CV, AI, sound, voice software, BT/Wi-Fi, ...
annual licensing revenue
~$20m
~$30m
~$40m
~10% - 20% growth
2009 - 2013
2014-2016
2017-2019
2020 - ...

Our investments in R&D generate higher licensing revenue, diversification and royalty opportunities

Royalty Diversification and Growth



Units, billions
18
16
14
12
10
8
6
4
2
0
~10bn unit TAM
~17bn unit TAM
2018
2022

Technology	2022 Target Market Share
Mobile Broadband	~30%
LTE/5G RAN	~40%
Cellular IoT	~30%
Computer Vision / AI	~15%
Sound / AI	~20%
Bluetooth	~15%
Wi-Fi	~15%

2022 Royalty Target

>2x Royalty revenue growth vs 2018

>3bn CEVA-powered units shipped

2022 Targets

- Revenue:
  - Licensing: 50-60 agreement per year
  - Licensing revenue: ~10%-20% growth
  - Royalty: ~2x over existing levels of ~$40m/$45m
  - Unit shipments: ~3bn CEVA-powered chips annually
- Operating margins: ~30%+; ~2x over existing levels
- EPS leverage: ~3x from existing levels
- Continued positive cash flows, opportunistic stock repurchase program and review of M&A opportunities

Thank You

CEVA®

www.ceva-dsp.com